Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Symphonix Devices, Inc.:

We consent to the use of our report incorporated herein by reference.

/s/	KPMG LLP

San Francisco, California
May 10, 2002